UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 24, 2023

Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Building B15 and 25

Coyol Free Zone

Alajuela

Costa Rica

(Address of principal executive offices) (Zip Code)

+506 2434 2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2023, Establishment Labs Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, J.P. Morgan Securities, LLC, Citigroup Global Markets Inc. and Cowen and Company, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Offering”) of 1,100,000 common shares, no par value. The price to the public in the Offering is $71.50, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $67.21 per share. The Underwriters have exercised their 30-day option to purchase an additional 165,000 common shares. All of the shares in the Offering are being sold by the Company. The closing of the Offering occurred on April 27, 2023, subject to satisfaction of the customary closing conditions.

The Offering is being made pursuant to a Registration Statement on Form S-3 (File No. 333-271418) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission. The net proceeds to the Company from the Offering are approximately $84.1 million, after deducting underwriting discounts and commissions and estimated offering expenses.

The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. A copy of the opinion of Conyers Dill & Pearman relating to the validity of the Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement by and among Establishment Labs Holdings Inc. and Jefferies LLC, J.P. Morgan Securities, LLC, Citigroup Global Markets Inc. and Cowen and Company, LLC, as representatives of the several underwriters named therein, dated April 24, 2023.

5.1	Opinion of Conyers Dill & Pearman

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	April 27, 2023	By:	/s/ Rajbir S. Denhoy

		Name:	Rajbir S. Denhoy

		Title:	Chief Financial Officer